SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 MARCH 14, 2005

                              KANSAS CITY SOUTHERN
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


           DELAWARE                     1-4717                 44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
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               (Address of principal executive offices) (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
               ---------------------------------------------------
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 14, 2004, the Board of Directors (the "Board") of Kansas City Southern ("KCS" or the "Company") approved an amendment and restatement of KCS's 1991 Amended and Restated Stock Option and Performance Award Plan to prohibit the repricing of options awarded under such plan. The 1991 Amended and Restated Stock Option and Performance Award Plan (as amended and restated effective as of March 14, 2005) (the "1991 Plan") includes an amendment to the provisions on the powers of the Committee (as defined in the 1991 Plan) to prohibit the Committee from, without the prior approval of KCS stockholders, amending the terms of any option to reduce the option price, cancel any option or grant a new option in its place if the effect is the same as if the cancelled option had been amended to reduce the option price, or amending the plan to authorize the Committee to take any such action.

     On March 14, 2004, the Compensation and Organization Committee (the "Compensation Committee") of the KCS Board granted awards of restricted shares of KCS common stock to certain participants in the 1991 Plan, including the Chief Executive Officer, certain of the four other most highly compensated executive officers in 2004 and the current KCS Chief Operating Officer and the current principal accounting officer. The following description is a brief summary of the material terms and conditions of the restricted share grants to such officers listed below. This summary is not intended to be complete, and is qualified in its entirety by reference to the form of Restricted Shares Award Agreement included as Exhibit 10.1 to this report and incorporated herein by reference.

     The awards and the restricted shares award agreement are subject to the terms and conditions of the 1991 Plan. Subject to early lapsing and forfeiture provisions, or acceleration by the Committee, the restrictions on the shares received by such executive officers will lapse on March 14, 2010.

     If the grantee reaches the age of 55 and retires and has completed at least five years of service with the Company or a subsidiary, then upon his retirement, for every consecutive 12-month period of employment completed beginning on the grant date and ending on the date of his retirement, restrictions will lapse on one-fifth of the number of such restricted shares, and any unvested shares will be forfeited. Restrictions on such shares will also lapse upon a termination due to the grantee's death, Disability or a Change in Control (as defined in the 1991 Plan). In the event of a termination other than as described above, such restricted shares will be forfeited, and the grantee has agreed to repay to the Company all dividends, if any, paid in cash or in stock with respect to such forfeited restricted shares.

     Each of the following executive officers received the following number of restricted shares:


---------------------------------------------------------------------------------- ----------------------------------
NAME                                                                               SHARES OF RESTRICTED STOCK
---------------------------------------------------------------------------------- ----------------------------------
Michael R. Haverty, President and Chief Executive Officer                                       40,000
---------------------------------------------------------------------------------- ----------------------------------
Ronald G. Russ, Executive Vice President and Chief Financial Officer                            20,000
---------------------------------------------------------------------------------- ----------------------------------
Jerry W. Heavin, Senior Vice President - International Engineering of KCSR                      10,000
---------------------------------------------------------------------------------- ----------------------------------
Jay M. Nadlman, Associate General Counsel and Corporate Secretary                                4,000
---------------------------------------------------------------------------------- ----------------------------------
Arthur L. Shoener, Executive Vice President and Chief Operating Officer                         30,000
---------------------------------------------------------------------------------- ----------------------------------
James S. Brook, Vice President and Comptroller                                                   8,000
---------------------------------------------------------------------------------- ----------------------------------

---------------------------------------------------------------------------------- ----------------------------------


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)       EXHIBITS

          EXHIBIT NO.               DOCUMENT

          (10)                      MATERIAL CONTRACTS

          10.1                      Form of Restricted Shares Award Agreement


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Kansas City Southern

Date: March 18, 2005                    By:        /s/ James S. Brook
                                           ------------------------------------
                                                     James S. Brook
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)